                                                                   EXHIBIT 10.25


                               PLEDGE AGREEMENT

                                by and between

                              GMH HOLDINGS, INC.

                                      and

                          FIRST SOURCE FINANCIAL LLP


                         Dated as of December 21, 1995



                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT, dated as of December 21, 1995 (herein, as the same may at any time be amended or modified and in effect, called this "Agreement"), is by and between GMH Holdings, Inc., a Delaware corporation, having its chief executive office at 369 Franklin Street, Buffalo, New York 14202 (herein called "Pledgor"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Lender").

                                  BACKGROUND

     1. General Manufactured Housing, Inc., a Georgia corporation ("Borrower"), and Lender have entered into a certain Secured Credit Agreement, dated of even date herewith (herein, as the same may be amended, restated, supplemented or otherwise modified from time to time, called the "Secured Credit Agreement"), pursuant to which Lender has agreed to make certain Loans (as defined in the Secured Credit Agreement) and other financial accommodations to or for the account of Borrower.

     2. Pledgor is the owner of 100% of the issued and outstanding capital stock of Borrower, which capital stock is described on SCHEDULE I hereto.

     3. It is a condition precedent to the making of the Loans under the Secured Credit Agreement that Pledgor execute and deliver this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, Pledgor agrees with Lender that:

     SECTION 1. DEFINITIONS. When used herein, the following terms shall have the following meanings:

          The terms "Commitments", "Event of Default", "Liabilities", "Notes", "Unmatured Event of Default" and all other terms defined in the Secured Credit Agreement shall have the meanings assigned thereto in the Secured Credit Agreement, unless otherwise defined in this Agreement.

          "Collateral" - See SECTION 2.

          "Default" shall mean an Unmatured Insolvency Default or any Event of Default.

          "Issuer" shall mean the issuer of any Pledged Shares or other Collateral.

          "Pledged Shares" - see SECTION 2.

          "Unmatured Insolvency Default" shall mean an Unmatured Event of Default arising under Section 13.1.5 of the Secured Credit Agreement.

     SECTION 2. PLEDGE. To secure the prompt and complete payment and performance of the Liabilities and the obligations of Pledgor hereunder, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender and hereby grants to Lender a continuing security interest in the following (herein collectively called the "Collateral"):

          (a) the shares of stock described in SCHEDULE I hereto and all shares of stock of Borrower hereafter acquired by Pledgor (herein called the "Pledged Shares") and the certificates representing or evidencing the Pledged Shares, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed after the Closing Date in respect of or in exchange for any or all of such Pledged Shares;

          (b) all other property hereafter delivered to Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed after the Closing Date in respect of or in exchange for any or all thereof; and

          (c)  all proceeds of all of the foregoing;

TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto Lender, its successors and assigns, SUBJECT, HOWEVER, to the terms, covenants and conditions hereafter set forth.

     SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) Pledgor represents and warrants to Lender that: (i) the Pledged Shares are duly authorized and validly issued and are fully paid and non-assessable; (ii) Lender has a valid first perfected security interest in the Collateral and the proceeds thereof free of all Liens whatsoever, except the Lien created hereunder; (iii) the Pledged Shares represent all of the issued and outstanding capital stock of all of its existing subsidiaries; and (iv) Pledgor will, at all times, keep pledged to Lender pursuant hereto all shares of the capital stock of Borrower, and all other certificates or instruments which Pledgor may now or hereafter own evidencing any ownership in Borrower. Pledgor agrees to endorse and deliver to Lender for pledge hereunder, promptly upon its obtaining thereof, any additional Collateral. As of the date of any such delivery of additional shares, certificates or instruments to Lender, Pledgor represents and warrants that (x) it will own such shares, certificates and instruments free and clear of any rights of any other Person, (y) it will have good and marketable title to said shares, certificates and instruments and have the right to pledge such shares, certificates or instruments to Lender pursuant to this Agreement and (z) it will have pledged to Lender, as at such date, all of the capital stock of Borrower. Pledgor shall have represented and warranted, by delivery of any additional shares, certificates or instruments, that Lender has a valid, first perfected security interest in said shares, certificates or instruments and the proceeds thereof free of all Liens whatsoever. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge of the Pledged Shares and other certificates or instruments have been paid and will hereafter be paid by Pledgor as such become due and payable.

          (b) Pledgor further represents and warrants to Lender that it is the lawful owner of the Collateral, free of all Liens, other than the Lien hereunder, with full right to deliver, pledge, assign and transfer such Collateral to Lender as Collateral hereunder.

          (c) Until the Liabilities have been paid in full and the Commitments have been terminated in accordance with the Secured Credit Agreement, Pledgor will:

               (i) at its sole expense, promptly deliver to Lender, from time to time upon request of Lender, such assignments separate from certificate and other documents, satisfactory in form and substance to Lender, with respect to the Collateral as Lender reasonably may request, to preserve and protect, and to enable Lender to enforce, its rights and remedies hereunder;

              (ii) not sell, assign, exchange or otherwise transfer any of its rights to any of the Collateral;

             (iii) not create or suffer to exist any Lien against, in or with respect to any of the Collateral except for the pledge hereunder and the Lien created hereby;

              (iv) not make or consent to any amendment with respect to any rights granted to Pledgor with respect to any of the shares which constitute the Collateral, or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto, pursuant to the Borrower's Certificate of Incorporation, pursuant to the Related Documents or any documents executed in connection with the Related Transactions and pursuant to applicable securities laws; and

               (v) not take or fail to take any action which would in any manner impair the enforceability of Lender's Lien in any of the Collateral.

          (d) Each representation and warranty made or to be made herein by Pledgor shall be deemed remade as of and at the date of each Loan made from time to time under or in connection with the Secured Credit Agreement with the same effect as if made contemporaneously with the making of each such Loan.

     SECTION 4. CARE OF COLLATERAL. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Pledgor requests in writing, but failure of Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to the Collateral against prior or other parties, or to do any act with respect to preservation of the Collateral so requested by Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

     SECTION 5.  CERTAIN RIGHTS REGARDING COLLATERAL AND LIABILITIES.

          (a) Subject to SECTIONS 5(C) and 6 hereof, Lender from time to time, after the occurrence and during the continuance of any Default, and without notice to Pledgor, may (i) transfer all or any part of the Collateral into the name of Lender or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder, (ii) notify the parties obligated on any of the Collateral to make payment to Lender of any amounts due or to become due thereunder, (iii) enforce collection of any of the Collateral by suit or otherwise, (iv) surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (v) take control of any proceeds of the Collateral.

          (b) Lender, from time to time and without notice to Pledgor, may take any or all of the following actions (provided that actions taken under clause (v) may only be taken after an Event of Default has occurred and is continuing): (i) retain or obtain a Lien upon any property to secure payment and performance of any of the Liabilities or any obligation hereunder, (ii) retain or obtain the primary or secondary obligation of any obligor or obligors, with respect to any of the Liabilities or any obligation hereunder, (iii) create, extend or renew for any period (whether or not longer than the original period) or alter or exchange any of the Liabilities, or release or compromise any obligation of Pledgor hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities or any obligation hereunder, (iv) release or fail to perfect its Lien upon, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or create, extend or renew for any period (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (v) resort to the Collateral for payment of any of the Liabilities or any obligation hereunder, whether or not Lender (A) shall have resorted to any other property securing any of the Liabilities or any obligation hereunder or (B) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities or any obligation hereunder (all of the actions referred to in preceding CLAUSES (A) and (B) being hereby expressly waived by Pledgor).

          (c) Lender shall have no right to vote the Pledged Shares or other Collateral or give consents, waivers or ratifications in respect thereof prior to the occurrence of a Default. After the occurrence and during the continuance of a Default, unless such Default shall have been cured or waived, Pledgor shall have the right to vote any and all of the Pledged Shares and other Collateral and give consents, waivers and ratifications in respect thereof unless and until it receives notice from Lender that such right has been terminated. Pledgor agrees to deliver (properly endorsed when required) to Lender, after the occurrence and during the continuance of a Default, promptly upon request of Lender, such proxies and other documents as may be necessary for Lender to exercise the voting power with respect to the Pledged Shares and other Collateral then or previously owned by Pledgor.

     SECTION 6.  DIVIDENDS, ETC.

          (a)  So long as no Default shall have occurred and be continuing:

               (i) Subject to the provisions of the Secured Credit Agreement, Pledgor shall be entitled to receive and retain any and all cash dividends on the Collateral which it is otherwise entitled to receive, but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination, reclassification or conversion of the outstanding capital stock of any issuer, or received in exchange for the Collateral or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer may be a party or otherwise, and any and all cash and other property received in exchange for any Collateral shall be and become part of the Collateral pledged hereunder and, if received by Pledgor, shall forthwith be delivered to Lender or its designated nominee (accompanied, if appropriate, by proper instruments of assignment and/or stock powers executed by Pledgor in accordance with Lender's instructions) to be held subject to the terms of this Agreement.

              (ii) If the Collateral or any part thereof shall have been registered in the name of Lender or its agent, Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all such dividend orders and other instruments as Pledgor may request for the purpose of enabling Pledgor to receive the dividends or other payments which it is authorized to receive and retain pursuant to CLAUSE (I) above.

          (b)  Upon the occurrence and during the continuance of a Default
     (i) all rights of Pledgor pursuant to SECTION 6(A)(I) hereof shall cease and Lender shall have the sole and exclusive right and authority to receive and retain the dividends which Pledgor would otherwise be authorized to retain, (ii) all such dividends, and all other distributions and payments made on or in respect of the Collateral which may at any time and from time to time be held by Pledgor, shall, until delivery to Lender, be held by Pledgor separate and apart from its other property in trust for Lender, and (iii) any and all money and other property paid over to or received by Lender pursuant to the provisions of this PARAGRAPH (B) shall be retained by Lender as additional Collateral hereunder and be applied in accordance with the provisions hereof.

     SECTION 7.  DEFAULT.

          (a) Upon the occurrence and during the continuance of a Default, Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in Illinois or otherwise available to it, including, without limitation, sale, assignment, or other disposal of the Collateral in exchange for cash or credit. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to Pledgor either at the address of Pledgor shown below, or at any other address of Pledgor appearing on the records of Lender. Any proceeds of any disposition of Collateral shall be applied as provided in SECTION 8 hereof. No rights and remedies of Lender expressed hereunder are intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to all other rights and remedies herein conferred, or conferred upon Lender under any other agreement or instrument relating to any of the Liabilities or security therefor or now or hereafter existing at law or in equity or by statute. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Lender permitted hereunder shall impair or affect the rights of Lender in and to the Collateral.

          (b) Pledgor agrees that in any sale of any of the Collateral, Lender is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise Lender is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable nor accountable to Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION  8. APPLICATION OF PROCEEDS. The proceeds of sale of

Collateral sold pursuant to the terms of SECTION 7 hereof and any cash held as Collateral hereunder shall be applied by Lender as follows:

          FIRST: to payment of all of the costs and expenses of Lender, including (i) the expenses of such sale, (ii) the out-of-pocket costs and expenses of Lender and the reasonable fees and out-of-pocket costs and expenses of counsel employed by Lender, (iii) the payment of all advances made by Lender for the account of Pledgor or Borrower, and (iv) the payment of all costs and expenses incurred by Lender in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to Lender and then to all other obligations of Pledgor hereunder;

          SECOND: to the payment in full of the Liabilities in such order as Lender may determine from time to time in its sole discretion; and

          THIRD: the balance, if any, of such proceeds shall be paid to Pledgor, its successors and assigns, or as a court of competent jurisdiction may direct.

     SECTION 9. AUTHORITY OF LENDER. Lender shall have, and be entitled to exercise, all such powers hereunder as are specifically delegated to Lender by the terms hereof, together with such powers as are incidental thereto. Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither Lender nor any director, officer or employee of Lender shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. Pledgor hereby agrees to reimburse Lender, on demand, for all costs and expenses incurred by Lender in connection with the enforcement of this Agreement (including, without limitation, costs and expenses incurred by any agent employed by Lender) and agrees to indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless Lender (and any such agent) from and against any and all liability incurred by Lender (or such agent) hereunder or in connection herewith, unless such liability shall be due to gross negligence or willful misconduct on the part of Lender or such agent, as the case may be.

     SECTION 10. TERMINATION. Subject to Section 16(e), Pledgor agrees that its pledge hereunder shall (notwithstanding, without limitation, that at any time or from time to time all Liabilities may have been paid in full), terminate only when all Liabilities (including, without limitation, any extensions or renewals of any thereof) and all interest thereon and all expenses (including, without limitation, reasonable attorneys' fees and legal expenses) paid or incurred by Lender or the holder or the holders of the Notes in endeavoring to enforce this Agreement, the Secured Credit Agreement and the Related Documents to which Lender is a party or of which Lender is a beneficiary shall have been finally paid in full and all Commitments under the Secured Credit Agreement have been terminated, at which time Lender shall reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor, or to such Person or Persons as Pledgor shall designate, such of the Collateral (if any) as shall not have been sold or otherwise applied by Lender pursuant to the terms hereof and shall still be held by Lender hereunder, together with appropriate instruments of termination, reassignment and release. Any such reassignment shall be without recourse upon, or representation or warranty by, Lender and at the sole cost and expense of Pledgor.

     SECTION 11. NOTICES. All notices or other communications hereunder shall be given in the manner specified under Section 14.3 of the Secured Credit Agreement.

     SECTION 12. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except Pledgor shall not be permitted to assign this Agreement nor any interest herein nor in the Collateral, nor any part thereof, nor otherwise pledge, encumber or grant any option with respect to the Collateral, nor any part thereof and Pledgee subject to the provisions of the Secured Credit Agreement.

     SECTION 13. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. LENDER MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM OR RELATED TO ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND ALSO HAS IRREVOCABLY DESIGNATED THE PERSON WHOSE NAME AND ADDRESS ARE SET FORTH IN THE SECURED CREDIT AGREEMENT TO RECEIVE FOR AND ON BEHALF OF PLEDGOR SERVICE OF PROCESS IN ILLINOIS. PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO PLEDGOR AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (A) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (B) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. PLEDGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 14. GOVERNING LAW; INTERPRETATION. THIS AGREEMENT HAS BEEN DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW. WHEREVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

     SECTION 15. FILING AS A FINANCING STATEMENT. At the option of Lender, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

     SECTION 16.  MISCELLANEOUS.

     (a) No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Lender and Pledgor, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

     (c) Except as otherwise set forth in the Secured Credit Agreement and the Related Documents, Pledgor hereby expressly waives to the fullest extent permitted by law: (i) notice of the acceptance by Lender of this Agreement, (ii) notice of the existence or creation or nonpayment of all or any of the Liabilities, (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (iv) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     (d) Subject to the terms of the Secured Credit Agreement, Lender may, from time to time, without notice to Pledgor, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Lender.

     (e) Pledgor agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Borrower), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and the pledge by Pledgor hereunder shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Lender had not been made. Pledgor will get credit for interest earned by Lender on such amounts.

     (f) No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of Pledgor under this Agreement. Pledgor hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

     (g) All obligations of Pledgor and rights of Lender and any other holder of a Note or Liability expressed in this Agreement shall be in addition to and not in limitation of those provided under applicable law or in any other written instrument or agreement relating to any of the Liabilities.

     (h) This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, but all such counterparts shall constitute but one and the same Agreement. Pledgor hereby acknowledges receipt of a true, correct and complete counterpart of this Agreement.

     (i) Lender is the current holder of all Liabilities but may in the future transfer, assign or sell certain Liabilities, subject to the provisions of the Secured Credit Agreement.

         [remainder of this page intentionally left blank]


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                   GMH Holdings, Inc., a Delaware
                                   corporation

Address:
                                   By:     /s/  Gary M. Brost
                                           ---------------------------------
369 Franklin Street                Name:   Gary M. Brost
Buffalo, New York 14202            Title:  President

Telecopy: (716) 857-6490
Telephone: (716) 857-6000


                                   FIRST SOURCE FINANCIAL LLP, an Illinois
                                   registered limited liability partnership

                                   By:  First Source Financial, Inc.,
                                        a Delaware corporation, its
                                        Agent/Manager
Address:

                                   By:     /s/ Edward A. Szarkowicz, Jr.
2850 West Golf Road                        ----------------------------------
5th Floor                          Name:   Edward A. Szarkowicz, Jr.
Rolling Meadows, IL 60008          Title:  Vice President

Telecopy: (708) 734-7911
Telephone: (708) 734-4040



                                  SCHEDULE I


                           LISTING OF STOCK PLEDGED


                                                          NUMBER OF
                                         CERTIFICATE      SHARES OF

ISSUER                               NUMBER       CAPITAL STOCK      % OWNERSHIP

General Manufactured Housing, Inc.     27             5250               100%


[Attached to Schedule I is the Stock Certificate Number 27 for 5,250 shares in the name of GMH Holdings, Inc. and dated the 21st day of December, 1995.]


[Also attached to Schedule I is a Stock Power executed by GMH Holdings, Inc.]